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                                                                   EXHIBIT 10.23


                                Amendment No. 2
                                      to
                          Manhattan Associates, Inc.
                             Stock Incentive Plan

     The Manhattan Associates, Inc. Stock Incentive Plan (the "Plan") is hereby amended as follows:

     1.  Amendment Regarding Administration.  Section 5 of the Plan is hereby
         ----------------------------------
amended by adding the following sentence at the end of Section 5 of the Plan:


         Furthermore, the Board may authorize the appointment of one or more persons, who need not be members of the Board, to serve as the New Employee Stock Option Committee, solely for the purpose of authorizing stock option grants to new employees of the Company immediately upon their hiring.

     2.  Effective Date.  The effective date of this Amendment shall be March 4,
         --------------
1999.

     3.  Miscellaneous.
         -------------

         (a) Capitalized terms not otherwise defined herein shall have the meanings given them in the Plan.

         (b) Except as specifically amended hereby, the Plan shall remain in full force and effect.

     IN WITNESS WHEREOF, the Company has caused this Amendment No. 2 to the Manhattan Associates, Inc. Stock Incentive Plan to be executed on the Effective Date.

                                      Manhattan Associates, Inc.



                                      By: /s/ Alan J. Dabbiere
                                          ---------------------------
                                          Alan J. Dabbiere, President

ATTEST:


By:  /s/ David K. Dabbiere
     ----------------------------
     David K. Dabbiere, Secretary